Lincoln Variable Insurance Products Trust LVIP Delaware Wealth Builder Fund Supplement Dated July 2, 2020 to the Prospectus dated May 1, 2020

This Supplement updates certain information in the Prospectus for the LVIP Delaware Wealth Builder Fund (the “Fund”). You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, the Prospectus is amended as follows:

1.	The first paragraph under “Principal Investment Strategies” on page 2 is deleted in its entirety and replaced with the following:

Lincoln Investment Advisors Corporation (the “Adviser”) serves as the investment adviser to the Fund. Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-advisers, Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Funds Management Hong Kong Limited (“MFMHKL”) and Macquarie Investment Management Austria Kapitalanlage (“MIMAK”), which are affiliates of DIFA (collectively, and including DIFA, the “Sub-Adviser”). The Sub-Adviser is responsible for the day-to-day management of the Fund.

2.	The “Portfolio Managers” section on page 5 is deleted in its entirety and replaced with the following:

Portfolio Manager

DIFA Portfolio Manager	Company Title	Experience with Fund
Christopher Gowlland, CFA	Vice President, Senior Quantitative Analyst	Since June 2020

3.	The first paragraph under “Investment Objective and Principal Investment Strategies” on page 6 is deleted in its entirety and replaced with the following:

Lincoln Investment Advisors Corporation (the “Adviser”) serves as the investment adviser to the Fund. Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-adviser. In managing the Fund, DIFA may utilize sub-sub-advisers, Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Funds Management Hong Kong Limited (“MFMHKL”) and Macquarie Investment Management Austria Kapitalanlage (“MIMAK”), which are affiliates of DIFA (collectively, and including DIFA, the “Sub-Adviser”). The Sub-Adviser is responsible for the day-to-day management of the Fund.

4.	The “DIFA Portfolio Managers” section under “Management and Organization” on page 11 is deleted in its entirety and replaced with the following:

DIFA Portfolio Manager	Christopher Gowlland, CFA, is primarily responsible for the day-to-day management of the Fund.

Christopher Gowlland joined Macquarie Investment Management (MIM) in May 2007 and is Vice President and Senior Quantitative Analyst for the firm’s Equity Department. He also serves as portfolio manager for several different strategies in the firm’s multi-asset class offerings, a role he assumed in July 2019. Mr. Gowlland has a bachelor’s degree in Chinese and Spanish from the University of

Leeds (U.K.), a master’s degree in development studies from Brown University, and another master’s degree in international management from Thunderbird School of Global Management. Mr. Gowlland also spent several years in a Ph.D. program in political economy at Harvard University. Mr. Gowlland is a member of the CFA Institute, the CFA Society New York, the CFA Society of Philadelphia, and the Society of Quantitative Analysts.

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Lincoln Variable Insurance Products Trust LVIP Delaware Wealth Builder Fund Supplement Dated July 2, 2020 to the Statement of Additional Information dated May 1, 2020

This Supplement updates certain information in the Statement of Additional Information (“SAI”) for the LVIP Delaware Wealth Builder Fund (the “Fund”). You may obtain copies of the Fund’s SAI free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, the SAI is amended as follows:

1.	All references to, and information regarding, Babak (Bob) Zenouzi and Damon J. Andres, CFA, in the SAI are deleted in their entirety.

2.	The following supplements the information under Other Accounts Managed – Delaware Investments Fund Advisers:

	Total Number of Other Accounts	Total Assets (in Millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in Millions) of Other Accounts Paying Performance Fees
Christopher Gowlland, CFA*
Registered Investment Companies	10	$1,498	0	$0
Other Pooled Investment Vehicles	1	$16	0	$0
Other Accounts	1	$80	0	$0

*As of May 31, 2020

3.	The Compensation Structure section for Delaware Investments Fund Advisers within Appendix C is deleted in its entirety and replaced with the following:

The portfolio manager’s compensation consists of the following:

Base Salary — The portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus — The portfolio manager is eligible to receive an annual cash bonus. Due to the broad nature of the portfolio manager’s roles in addition to their management responsibilities for certain funds, the amounts of the bonuses are not tied to a bonus pool or specific quantitative performance measurement. While the performance of a fund is a factor in determining bonuses, bonuses are also based on individual performance measurements, both objective and subjective, as determined by senior management.

Macquarie Investment Management Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within Macquarie Investment Management Funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

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